Gary Maharaj President and CEO Tim Arens Senior Vice President of Finance, IT and CFO March 2023 © 2023 Surmodics, Inc. All rights reserved. Exhibit 99.1

Safe Harbor © 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL, SUNDANCE and AVESS Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Some of the statements made during this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about predictable cash flow, accelerated revenue growth, product pipeline and catalysts in high-growth market segments, sustainable long-term growth, access to capital, opportunities to drive strong, sustained revenue growth, expected revenue growth and annual growth rates, expected contributions to fiscal 2023 revenue growth, our fiscal 2023 strategic objectives, the potential addressable markets, and market growth rates, for our products, advancing the regulatory strategy for the premarket approval of the SurVeil™ drug coated balloon (“DCB”), expectations regarding meetings with the U.S. Food and Drug Administration (“FDA”) regarding our applications for premarket approval of the SurVeil DCB, future potential revenue from our Development and Commercialization Agreement with Abbott Vascular, Inc., including a future milestone payment, expected sequential growth in the customer base for Pounce™ Thrombectomy and Sublime™ Radial Access Devices, as well as targeted year-end customers and year-over year revenue growth for such products, expectations regarding expectations regarding completion of the 5-year follow-up in the TRANSCEND study, fiscal 2023 financial guidance, statements about available capital, expectations about improving cash flow, statements about investments in long-term value creation, and estimates of future revenues related to the TRANSCEND study, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including (1) our ability to successfully develop and commercialize our SurVeil™ DCB (including realization of the full potential benefits of our agreement with Abbott), Avess™ DCB, Sundance™ DCB and other proprietary products; (2) whether and when the FDA grants premarket approval to the SurVeil DCB (3) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market and sell products incorporating our technologies; (4) possible adverse market conditions and possible adverse impacts on our cash flows; (5) our ability to successfully and profitably commercialize the Pounce venous thrombectomy system; (6) current and future supply chain constraints; (7) whether anticipated increases in our operating expenses are effective in generating profitable revenues; (8) whether we realize the benefits of recent organizational changes without adverse impacts on our operations; and (9) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, and updated in our subsequent reports filed with the SEC. These reports are available in the Investors section of our website at https://surmodics.gcs-web.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

© 2023 Surmodics, Inc. All rights reserved. Surmodics at a Glance We are a Medical Technology company focused on driving innovation to improve the prevention and detection of disease. (NASDAQ: SRDX) (1)As of 12/31/2022 (2)As of 3/13/2023 Year Founded: 1979 Locations: Minneapolis, MN Ballinasloe, Ireland Total Employees: ~450(1) Fiscal 2022 Revenue: $100 million Market Capitalization: ~$250 million(2)

Investment Highlights Core businesses operate at a significant commercial scale, generating strong, predictable cash flow Multiple, innovative vascular intervention devices to accelerate revenue growth profile Vascular intervention devices focused on large, underpenetrated markets: $3.8B addressable opportunity(1) Innovative product pipeline with catalysts in multiple high-growth market segments Experienced leadership team executing multi-year strategy to drive sustainable, long-term growth Recently enhanced balance sheet and access to capital to support strategic initiatives (1)Estimated cases using relevant technology compared to total addressable cases Patient figures and addressable market sizes are for U.S. Markets and are based on Management Estimates as well as Public Health and Industry Data. © 2023 Surmodics, Inc. All rights reserved.

Experienced Leadership Team © 2023 Surmodics, Inc. All rights reserved. Gary R. Maharaj President and Chief Executive Officer (Joined 2010) Timothy J. Arens Senior Vice President of Finance and Information Technology and Chief Financial Officer (Joined 2007) Joseph J. Stich Senior Vice President of Human Resources and President of In Vitro Diagnostics (Joined 2010) Gordon S. Weber Senior Vice President of Legal, General Counsel & Secretary (Joined 2020) Charles W. Olson Senior Vice President and President of Medical Device Coatings (Joined 2001) Teryl L.W. Sides Senior Vice President and President of Vascular Interventions (Joined 2018)

Where we are today and where we’re headed… © 2023 Surmodics, Inc. All rights reserved. Core Businesses: Medical Device Performance Coatings & In Vitro Diagnostics (IVD) Components Growth Opportunity: Vascular Intervention Devices Differentiated drug-coated balloon, thrombectomy and radial access devices Leverages R&D capabilities and core competency in performance coatings Large, underpenetrated markets Opportunity to drive strong, sustained revenue growth Stable businesses with significant commercial scale (~$84 million combined annual revenue in FY’22); growing modestly Strong gross margins High ROIC and cash flow generation

Vascular Interventions: Product Portfolio and Pipeline RADIAL ACCESS PORTFOLIO For Peripheral Interventions DRUG-COATED BALLOONS For Lower-limb Interventions MECHANICAL THROMBECTOMY For Arterial and Venous Clot Removal PRE-COMMERCIAL PRE-COMMERCIAL (FOR ARTERIAL THROMBECTOMY) PRE-COMMERCIAL Caution: SURVEIL, SUNDANCE Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. © 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

8

Vascular Interventions: Addressing large, underpenetrated markets in the U.S.

Product Platform	Condition(s) Addressed	Addressable Market Opportunity	Market Penetration[1]	Market Growth (3-Year CAGR)
SurVeil™ Drug Coated Balloon	Peripheral Artery Disease Above-the-Knee	$1.0 B	~25%	~17%
Pounce Thrombectomy	Peripheral Arterial Occlusion	$0.8 B	~12%	~18%
Sublime™ Radial Access	Peripheral Artery Disease Radial Access Products	$0.4 B	<10%	~40%
Pounce Venous Thrombectomy	Venous Occlusion (including those caused by Deep Vein Thrombosis)	$1.6 B	16%	~64%
	Total	**$3.8 B**	**~15%**	**~26%**

Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

(1)Estimated cases using relevant technology compared to total addressable cases

Addressable market opportunity and market growth are for U.S. Markets and are based on Management Estimates as well as Public Health and Industry Data.

© 2023 Surmodics, Inc. All rights reserved.

SURMODICS

Fiscal 2023 Strategic Objectives © 2023 Surmodics, Inc. All rights reserved. SurVeil™ Drug-Coated Balloon Advance regulatory strategy with the goal of achieving FDA Pre-Market Approval (PMA) 1 Pounce™ Thrombectomy (Arterial) and Sublime™ Radial Access platforms Develop direct sales force and advance commercialization of platform products Medical Device Coatings and In Vitro Diagnostics offerings Drive revenue and cash flow growth 2 3 Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

11

SurVeil™ DCB: Product Overview

Overview

- Designed to treat peripheral artery disease in the vessels above the knee using a proprietary drug-excipient formulation to reduce the likelihood of restenosis

Advantages

- Designed to deliver similar therapeutic outcomes to other DCB's, with a lower drug dose
- Better efficiency of drug transfer
- Reduction in downstream embolization

Clinical Evidence

- TRANSCEND pivotal trial (446 patients, 65 global sites): primary safety and efficacy endpoints met
- Two-year data showed a primary patency rate of 70.8% of subjects for SurVeil™ DCB subjects, vs. 70.4% for IN.Pact® Admiral® DCB (control arm) subjects



Check here for product specs and TRANSCEND trial 24-month data

Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

© 2023 Surmodics, Inc. All rights reserved.

SurVeil DRUG COATED BALLOON SURMODICS

12

SurVeil™ DCB: Market Opportunity & Commercial Strategy

Peripheral Artery Disease Above-the-knee Annual, Addressable U.S. Market(1)

~500,000

Annual, Addressable Above-the-knee Procedures


$1B
~25%

~120,000

Annual Above-the-Knee DCB Procedures

(1)Patient figures and market penetration based on Management Estimates, iData Research reports as well as Public Health and Industry Data
(2)Total DCB cases as a percent of total procedures

Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

Commercial Strategy & Strategic Objectives

- Development & Distribution Partnership secured with Abbott
  - Upon FDA Pre-Market Approval (PMA), Surmodics will manufacture and sell SurVeil™ DCB to Abbott
  - Abbott's salesforce will commercialize SurVeil™ DCB and share profits with Surmodics
- FY'23 objective:
  - Advance regulatory strategy, with the goal of achieving PMA

© 2023 Surmodics, Inc. All rights reserved.

SurVeil DRUG COATED BALLOON SURMODICS

© 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Pounce™ Thrombectomy System (Arterial): Product Overview © 2023 Surmodics, Inc. All rights reserved. Overview Designed to capture and remove clots from occluded arteries in the peripheral vasculature Advantages Designed to provide efficient and effective clot removal, restoring blood flow quickly without the need for capital equipment or lytic drugs (1), lessening the potential for an ICU stay Intuitive, simple set up; limited learning curve Unique design makes it easy to remove large quantities of organized (hard) or fresh (soft) thrombus through a low profile, 7-French sheath (1) FIM data Charing Cross Symposium: 100% procedure success; 95% of cases did not require thrombolytics; successfully covered wide range of clot and organized debris - Surmodics data on file. Brachial  Arterial Embolus Superior  Mesenteric  Arterial (SMA)  Thrombus Tibial Arterial  Embolus Subclavian  Arterial Thrombus Superficial Femoral Arterial (SFA) and Profunda Thrombus Download Procedure Overview Sheet Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

15

Pounce™ Thrombectomy System (Arterial): Market Opportunity & Commercial Strategy

Arterial Clot Removal Annual, Addressable U.S. Market

185,000

Peripheral Arterial Occlusion Patients


$0.8B
12% Current Penetration(2)

23,000

Patients treated with arterial clot removal procedure

(1) Patient figures and market penetration based on Management Estimates as well as Public Health and Industry Data
(2) Total mechanical thrombectomy cases as a percent of total procedures

Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Commercial Strategy & Strategic Objectives

Commercializing Pounce™ Thrombectomy System in the U.S. via direct sales force:

- FY'22 achievements:
  - Hired and onboarded direct sales force
  - Scaled commercialization to include all U.S. territories
  - Launched improved device handle
  - Advanced new product pipeline with Pounce™ LP and XL thrombectomy programs
- FY'23 objectives:
  - Advance commercialization efforts and marketing programs
  - Initiate Pounce™ LP Limited Market Evaluation (LME)
  - Initiate Pounce™ PROWL registry

© 2023 Surmodics, Inc. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

17

Sublime™ Radial Access: Platform Overview

Radial Access is the new frontier in peripheral interventions, with significant benefits, compared with standard transfemoral access, for patients and practitioners alike

✓ Reduced complications

50–80% relative risk reduction in access site complication[1,2]

✓ Reduced bleeding

47% reduction in major bleeding and a 77% reduction in complications[1,3]

✓ Rapid recovery

Quick ambulation and early discharge frees up staff, beds and resources to increase volume[1,4]

✓ Positive patient experience

Patients experienced less pain and greater walking ability post-procedure[1,5]

1. As compared to transfemoral access in coronary procedures

2. Jolly SS, Yusuf S, Cairns J, et al. Radial versus femoral access for coronary angiography and intervention in patients with acute coronary syndromes (RIVAL): a randomised, parallel group, multicentre trial. Lancet 2011;377:1409-20.
3. Ferrante G, et al. Radial Versus Femoral Access for Coronary Interventions Across the Entire Spectrum of Patients with Coronary Artery Disease. A Meta-Analysis of Randomized Trials. JACC: Cardiovascular Interv. Vol 9(14),25 July 2016:1419-1434.
4. Lindner SM, McNeely CA, Amin AP. The Value of Transradial: Impact on Patient Satisfaction and Health Care Economics. Interv Cardiol Clin. 2020 Jan;9(1):107-115.
5. Cooper C, El-Shiekh R, Cohen D, et al. Effect of transradial access on quality of life and cost of cardiac catheterization: a randomized comparison. Am Heart J. 2010; 138(3), 430-436.

Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Overview

- Designed to treat stenosed arteries from the thigh to the foot via radial (wrist) access point

Advantages

- **Sublime™ Radial Access** products provide a unique combination of length, profile and deliverability relative to competitive products, allowing physicians to access lesions previously inaccessible from radial access
- **Sublime™ Radial Access Guide Sheath**
  - Kink resistance – 60% better kink resistance[1]
  - Radial Strength – 15% stronger[1]
  - Torque Transmission – 1.3X better torque response[1] resulting in better support and pushability through tough lesions
  - Thin-walled design allows physicians to leverage radial access with more patients
- **Sublime™ RX PTA Dilatation Catheters**
  - Crossability[1] and pushability[1] exceed other PTA balloons
  - Our 250 cm 014” Sublime™ RX PTA catheter is 25% longer than any other commercial 014” PTA balloon

[1]Based on average measurements from bench testing by Surmodics, Inc. Data on file.

Sublime™ Radial Access

SURMODICS

© 2023 Surmodics, Inc. All rights reserved.

18

Sublime™ Radial Access: Market Opportunity & Commercial Strategy

Radial Access Annual Addressable U.S. Market[1]

840,000

Patients treated with ATK or BTK Interventions



$0.4B[2]
<10% Current Penetration[3]

~75,000

Patients treated with radial access interventions

(1) Patient figures and market penetration based on Management Estimates, iData Research reports as well as Public Health and Industry Data
(2) Estimated market size if all patients were treated with available Sublime™ devices
(3) Total radial access cases as a percent of total procedures

Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Commercial Strategy & Strategic Objectives

Commercializing Sublime™ Radial Access Platform products in the U.S. via direct sales force:

- FY'22 achievements:
  - Hired and onboarded direct sales force
  - Scaled commercialization to include all U.S. territories
  - Drove clinical and market awareness through the execution of radial peer-to-peer training courses
- FY'23 objective:
  - Advance commercialization efforts and marketing programs
  - Achieve FDA 510(k) clearance for Sublime™ Microcatheter and initiate Limited Market Evaluation (LME)

© 2023 Surmodics, Inc. All rights reserved.

Sublime™ Radial Access SURMODICS

© 2023 Surmodics, Inc. All rights reserved. Financial Summary

© 2023 Surmodics, Inc. All rights reserved. Significant Commercial Scale with Multiple Catalysts for Future Growth (1) Midpoint of guidance ranging from $102 - $106 million $81.3 $100.1 $94.9 $105.1 $100.0 $104.0(1) 5-year CAGR of 6.5% through FY’22 FY’23 Revenue growth to benefit from: Contributions from initial commercialization of key, approved products (Pounce™ System and Sublime™ Platform) Single-digit revenue growth in our Medical Device Coatings and In Vitro Diagnostics offerings

© 2023 Surmodics, Inc. All rights reserved. FY’23 Financial Guidance Overview Total Revenue: $102 to $106 million, up 2% to 6% year-over-year GAAP Diluted Loss per Share(1): $(2.40) to $(2.00), compared to $(1.96) in FY’22 Non-GAAP Diluted Loss per Share(2): $(2.09) to $(1.69), compared to $(0.95) in FY’22 GAAP and Non-GAAP diluted loss per share reflect continued investment in our Pounce™ thrombectomy and Sublime™ radial access products, as well as the impact of the spending reduction plan initiated in the second quarter of our FY’23 GAAP earnings per share is the estimated fiscal 2023 diluted earnings per share as determined by U.S. generally accepted accounting principles. Non-GAAP earnings per share adjusts GAAP earnings per share for estimated fiscal 2023 acquired intangible amortization totaling $0.23 per share, net of tax as well as restructuring expenses totaling $0.08 per share, net of tax.

22

Available Capital & Capital Allocation Priorities

Focused on maintaining liquidity, ensuring access to capital and enhancing cash management…

Available Capital ($M) (1)	
Cash	$26.4
Revolving Line-of-Credit(2)	$8.9
Term Loan(2)	$50.0
Total Available Capital	$85.3

…while positioning Surmodics to generate strong, sustainable growth and enhance future value

Invest in Long-term Value Creation

Support the Core Medical Device Coatings & IVD Businesses

- Optimize revenue and cash flow performance

Drive Growth of Key New Products

- Support Abbott's U.S. commercialization of SurVeil™ DCB upon FDA Approval
- Advance the initial U.S. commercialization Pounce™ System & Sublime™ Platform products

Invest in Innovation

- Drug-coated balloons
- Thrombectomy platform
- Radial access platform

(1) As of December 31, 2022
(2) Our five-year credit agreement with MidCap Financial consists of up to $100 million in term loan financing ($25 million at MidCap's discretion) and a $25 million revolving credit facility, availability of which is based upon eligible inventory and receivables

Caution: SURVEIL Drug-Coated Balloons are investigational devices.
Limited by Federal (or United States) law to investigational use.

© 2023 Surmodics, Inc. All rights reserved.

SURMODICS

© 2023 Surmodics, Inc. All rights reserved. Key Developments & Related Expectations

© 2023 Surmodics, Inc. All rights reserved. Rapid Progress Towards Clarity of Requirements for Submission of an Amended SurVeil PMA Application In January 2023, the FDA informed us that our SurVeil™ DCB PMA application was not approvable, based upon biocompatibility and labeling concerns (the “FDA Letter”) Since receipt of the FDA Letter, we have made significant early progress towards a submission of an amended PMA application: Multiple discussions with the FDA Management regarding process clarity and pace A Submission Issues Request (“SIR”), our formal request for a review meeting to discuss the FDA Letter, has been submitted to the FDA, much earlier than previously anticipated The FDA has responded quickly, and a review meeting is already scheduled Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. We are confident that the outcome and follow-up from our upcoming FDA meeting will provide clarity on the pathway and requirements to submit an amended PMA application in an approvable form in the near future

© 2023 Surmodics, Inc. All rights reserved. Our Market Development of Pounce™ Thrombectomy and Sublime™ Radial Access is Gaining Traction Pounce™ Thrombectomy (Arterial) and Sublime™ Radial Access platforms together are becoming a growth catalyst The customer base has been and is expected to continue to grow sequentially We expect continued account growth to drive strong revenue growth, benefiting from a growing pipeline of prospective customers Product sales growth is contributing significantly to Surmodics’ overall revenue growth Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions. We are targeting to finish FY’23 with: >200 Customers and ≈ 300% Year-Over-Year Revenue Growth Pounce Thrombectomy and Sublime Platforms Customer Accounts

We are Focused on Improving Cash Flow © 2023 Surmodics, Inc. All rights reserved. Cash flow improvement to come from multiple sources We recently implemented a spending reduction plan and communicated expectations to reduce our quarterly cash use to approximately $3.5-$4.0 million beginning Q3 FY’23 We remain committed to reducing our use of cash and returning to positive cash flow and earnings by: Disciplined ongoing expense management, including our recent spending reduction measures Growth in total revenue and gross profit, driven by strong contributions from sales of our Pounce™ thrombectomy and Sublime™ radial access products

Summary: Significant Upside Potential Surmodics’ experienced leadership team is executing a multi-year strategy to drive sustainable, long-term profitable growth Our core businesses continue to operate at a significant commercial scale, generating strong, predictable cash flow The successful commercial launch and early market development of multiple, innovative vascular intervention devices, each focused on large, underpenetrated markets, has begun to impact our revenue growth significantly in FY’23 Our innovative product pipeline, including our SurVeil™ DCB, and important additions to our Pounce™ Thrombectomy and Sublime™ Radial Access platforms are promising catalysts in multiple, high-growth market segments We have recently enhanced our balance sheet and access to capital to support our strategic initiatives, while also reducing spending and prioritizing investment in our key strategic growth initiatives © 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE, AVESS, TELEMARK, SERENE and the SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE and AVESS logos are trademarks of Surmodics Inc. and/or its affiliates. All third-party trademarks are trademarks of their respective owners. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. Appendix

© 2023 Surmodics, Inc. All rights reserved. Strategic Agreement with Abbott February 27, 2018 – Abbott and Surmodics Announced Agreement for Next-Generation Drug-Coated Balloon Development and Commercialization Exclusive worldwide commercialization rights for SurVeil™ drug-coated balloon (DCB) for superficial femoral artery (SFA) We have received $60.8 million in total milestones from Abbott Final milestone of $27 million ($24 million if achieved after June 30, 2023) due upon receipt of PMA approval from the FDA provided Abbott chooses to commercialize the product and does not exercise their right to terminate the agreement if PMA approval is obtained after December 31, 2023 Revenue to be realized from product sales to Abbott, including a base transfer price plus a share of profits from Abbott sales of the device Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. ABBOTT and ABBOTT logo are trademarks of Abbott Laboratories Corp. and/or its affiliates.

31

Surveil™ DCB: Impact to Financials

$61M of the potential $88M of SurVeil™ DCB upfront and potential milestone **payments** have been achieved through Q1 FY2023

Payment	Amount	Date
Upfront License Fee	$25M	Feb 2018
TRANSCEND Enrollment Milestone	$10M	Aug 2019
CE Mark Milestone	$10.8M	June 2020
Clinical Report Milestone	$15M	Feb 2021

~87% of the estimated total **$35M – $40M** TRANSCEND Clinical Study **costs** were incurred through Q1 2023

Upfront and milestone revenue is recognized based upon the % of the TRANSCEND study costs incurred[(1)]

TRANSCEND Study Cost Schedule[(1)]

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
Value Creating Event	Abbott Agreement Signed	TRANSCEND Enrollment Complete	CE Mark Received	Final Clinical Report Delivered				5-year Follow-Up Complete
Estimated % of TRANSCEND Study Costs Incurred[(1)]	~18%	~ 51%	~ 65%	~ 76%	~ 85%	~ 92%	~ 97%	~ 100%

SurVeil™ Milestone Revenue Recognition Schedule

Revenue ($ in millions)	FY 2021A	FY 2022A	FY 2023E
Upfront License Fee	$2.6	$2.3	$1.6 - 1.8
TRANSCEND Completion Milestone	1.0	0.9	0.7 - 0.8
CE Mark Milestone	1.1	1.1	0.7 - 0.8
Clinical Report Milestone	11.3	1.0	1.0 - 1.1
PMA Approval Milestone	-	-	-
Total SurVeil Upfront & Milestone Revenue	**$16.0**	**$5.7**	**$4.0 – 4.5**
Cumulative Revenue	$45.9	$51.6	$55.6 - $56.1
% recognized[(1)]	~ 76%	~ 85%	~ 92%

(1) TRANSCEND costs incurred following the execution of the SurVeil™ DCB development and distribution agreement with Abbott Vascular and not the actual cost from study inception

We expect to recognize the entire $60.8 million associated with the license fee and achieved milestones over the period ending fiscal 2025; revenue from the up-to $27 million of outstanding milestones (if any) will be recognized over the same time period, beginning in the period of achievement

Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

© 2023 Surmodics, Inc. All rights reserved.

SURMODICS

© 2023 Surmodics, Inc. All rights reserved.

Pounce Venous Thrombectomy: Product Overview © 2023 Surmodics, Inc. All rights reserved. Overview Designed to separate, macerate and remove clots from occluded veins in the peripheral vasculature Advantages Shorter device profile, compared to competitive mechanical devices, simplifies the procedure Lower profile, 10 French design reduces potential for access site complications Uniquely designed to limit the number of passes required to remove the clot, resulting in lower procedure time and fewer potential complications No use of lytic drugs required in most cases(1) No thrombolytics used in 84.2% of cases in a 19-patient clinical study. The basket is expanded to maintain vessel wall contact. (vessel range 6 - 16 mm) The extraction screw is activated and removes clot at the point of collection. The basket dynamically adjusts to vessel anatomy, controlled by a constant-tension spring located in the handle. Check out the full animation Caution: Federal (US) law restricts these devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

34

Pounce™ Venous Thrombectomy: Market Opportunity & Commercial Strategy

Venous clot removal, Including Deep Vein Thrombosis (DVT)[(1)] Annual, Addressable U.S. Market

270,000

Addressable Procedures[(1)]


$1.6B
16% Current Penetration(2)

44,000

Patients treated with mechanical thrombectomy

(1) Our devices have not received DVT disease state clinical indication clearance at this time. Patient figures based on Management Estimates as well as Public Health and Industry Data

(2) Total mechanical-only clot removal cases as a percent of total procedures

Commercial Strategy & Strategic Objectives

Commercializing Pounce™ Thrombectomy System and the Sublime™ Radial Access Platform products in the U.S. via direct sales force:

- Commercializing Sublime & Pounce products in the U.S. via direct sales force
  - FY'22 objectives:
    - Completed manufacturing validations
  - FY'23 objective:
    - Conduct Pounce™ Venous Thrombectomy System clinical product evaluations

© 2023 Surmodics, Inc. All rights reserved.

Pounce VENOUS Thrombectomy

SURMODICS

35

Sundance™ Sirolimus-coated Balloon: Product Overview

1 **Uniform sirolimus drug coating**
Sirolimus + Proprietary Excipient
360° uniform coating coverage

2 **Surmodics .014" PTA platform**
2 – 4 mm diameter
20 – 220 mm lengths

3 **Hydrophilic shaft coating**
Surmodics Serene™
hydrophilic coating



Caution: SUNDANCE Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

Overview

- Designed to treat peripheral artery disease in the vessels below the knee using a proprietary drug-excipient formulation to reduce the likelihood of restenosis

Advantages[1]

- Excellent drug coating durability
- Higher levels of drug transfer and unique ability to achieve sustained therapeutic levels in tissue
- Robust, lasting biological effect

Clinical Evidence

- SWING first-in-human (FIH) study results presented at the 2022 Amputation Prevention Symposium in Lugano, Switzerland by Dr. Ramon Varcoe
- FIH data demonstrating an excellent safety profile and the lowest binary restenosis at six months (36%), compared to relevant below-the-knee trials

(1) Based on average measurements from bench and preclinical testing sponsored by Surmodics, Inc. Data on file.

© 2023 Surmodics, Inc. All rights reserved.

SURMODICS

© 2023 Surmodics, Inc. All rights reserved. Medical Device Coatings

37

The Magic Is In The Coating

Estimated Distribution of Surmodics' Royalty Revenues

ROYALTY REVENUE DISTRIBUTION[1,2]

<10% 25%-35%


Neurological
Royalty Rev = 25-35%
CAGR = 5-9%
Structural Heart
Royalty Rev = <10%
CAGR = 12–15%
Cardiovascular
Royalty Rev = 25-35%
CAGR = (1)-2%
Peripheral Vascular
Royalty Rev = 25-35%
CAGR = 4-6%

1.Based upon Surmodics' historical royalty revenue mix
2.CAGRs = Needham & Associates and Company estimates

Surmodics' coatings are critical to the successful delivery of medical devices used in complex procedures where maneuverability and control are essential



Hydrophilic

Low friction and low particulates to improve deliverability



Hemocompatible

Active and passive coatings; customizable to blood compatibility and durability requirements



Drug-Delivery

Durable and biodegradable coatings using proprietary polymers to control delivery rates and mechanical properties

© 2023 Surmodics, Inc. All rights reserved.

SURMODICS

(1) Over 150 license agreements among 100 customers 34 U.S. patents issued; 79 International patents Issued Royalty rates for new licenses typically range from 2-3% for the device application Product gross margins on the high end of medical device industry averages Our Medical Device Coatings revenue is expected grow in the low-to-mid-single digits, annually A Stable Foundation For Future Growth Growth: (10)% 10% 2% (1) Impacted by COVID-19 as well as patent expiration for our 4th generation coating REVENUE BREAKDOWN Medical Device Coatings © 2023 Surmodics, Inc. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. In Vitro Diagnostics (IVD)

Leading Provider of Components for In Vitro Diagnostic (IVD) Tests In Vitro Diagnostics Our components are used in test kits sold by the majority of the top ten global in vitro diagnostics companies > 1000 unique customers in several categories: Kit manufacturers, R&D institutions, Distributors and OEM’s Point of care testing and regulatory changes are disrupting the market and represent opportunity for market share growth Protein stabilizers, diluents & blockers ELISA substrates Microarray slides & surfaces Antigens & antibodies from DIARECT™ part of BBI solutions™ Stop solutions & support reagents © 2023 Surmodics, Inc. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. Continued Outstanding Results IN VITRO DIAGNOSTICS Growth: 8% 14% 3% Our IVD business is expected to continue to deliver low-to-mid-single digit revenue growth annually Strong and growing customer base with broad portfolio of differentiated products Strong operating margin of approximately 47% of revenue, or $13.1 million in FY2022 The $15-$17B global immunoassay market is expected to grow 2-3%, annually(1) Global market based on management estimates as well as industry data

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Clinical Advisors

SURMODICS CLINICAL ADVISORS



Gary Ansel, MD, FACC
Clinical Advisor — Interventional Cardiology
Healthcare Insights



Stephen Black, MD
Clinical Advisor — Vascular Surgeon
St. Thomas Hospital



Marianne Brodmann MD, PhD
Clinical Advisor— Interventional Cardiology
Division of Angiology Medical University Graz



William Gray, MD
Clinical Advisor — System Chief, Division of Cardiovascular Disease
Main Line Health



Raghu Kolluri, MD, MS, RVT
Clinical Advisor — Vascular Medicine & Vascular Labs
Ohio Health Heart and Vascular Service



Michael Lichtenberg,
Clinical Advisor — Interventional Angiologist
Klinikum Hochsauerland



Constantino Peña, MD
Clinical Advisor — Vascular and Interventional Radiology
Miami Cardiac & Vascular Institute



Ken Rosenfield, MD
Chair Advisory Board —
Interventional Cardiology
Massachusetts General Hospital



Peter Schneider, MD
Clinical Advisor — Vascular Surgery
University California San Francisco



Prof. Ramon Varcoe
Clinical Advisor — Vascular Surgeon
Prince of Wales Hospital



Renu Virmani, MD, FACC
Clinical Advisor — Cardiovascular Pathologist
CVPath

SURMODICS

© 2023 Surmodics, Inc. All rights reserved.